STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Supplement dated May 27, 2005
to
Prospectus dated October 1, 2004
___________________________________________________________________

Effective on or about June 16, 2005, Marsico Capital Management LLC and Goldman Sachs Asset Management L.P. will each replace Jennison Associates LLC as sub-adviser to the large capitalization growth sleeves of each of Strategic Partners Conservative Allocation Fund, Strategic Partners Moderate Allocation Fund, and Strategic Partners Growth Allocation Fund (the "Funds").

The section of the Prospectus titled "How the Trust is Managed" is amended by removing all references to Jennison Associates LLC and replacing all deleted information with information about each new sub-adviser, as set forth below:

Goldman Sachs Asset Management LP

Goldman Sachs Asset Management LP (GSAM), is located at 32 Old Slip, 23rd floor, New York, New York 10005. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $451.3 billion in assets as of December 31, 2004.

Marsico Capital Management, LLC

	Marsico Capital Management, LLC (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.




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